SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2020
SHAREHOLDERS' EQUITY [Abstract]
SHAREHOLDERS' EQUITY
13.	SHAREHOLDERS’ EQUITY

Authorized, issued and outstanding common shares roll-forward is as follows:

	Authorized Shares	Issued and Outstanding Shares	Common Stock
Balance as of January 1, 2018	180,000,000	141,969,666	1,420
Authorization of additional authorized shares	180,000,000	-	-
Balance as of December 31, 2018	360,000,000	141,969,666	1,420
$40 million ATM	-	5,260,968	52
Balance as of December 31, 2019	360,000,000	147,230,634	1,472
$40 million ATM	-	4,215,478	42
Balance as of December 31, 2020	360,000,000	151,446,112	1,514

In December 2018, the Annual General Meeting of the Company approved to increase the Company’s authorized share capital from $1.8 million to $3.6 million.

On March 29, 2019, the Company entered into an equity distribution agreement with B. Riley FBR, Inc., acting as a sales agent, under which we may, from time to time, offer and sell shares of our common stock through an At-the-Market Offering (the “$40 million ATM”) program having an aggregate offering price of up to $40,000,000. As of December 31, 2020, the Company has raised gross and net proceeds (after deducting sales commissions and other fees and expenses) of $40.0 million and $38.6 million, respectively, by issuing and selling 9,476,446 common shares. Through the $40 million ATM, the Company has issued 5,260,968 shares and raised net proceeds of $17.9 million in 2019, and has issued 4,215,478 shares and raised net proceeds of $20.7 million in 2020.

On October 16, 2020, the Company entered into a new equity distribution agreement with B. Riley FBR, Inc., acting as a sales agent, under which we may, from time to time, offer and sell shares of our common stock through an At-the-Market Offering (the “$60 million ATM”) program having an aggregate offering price of up to $60,000,000. As of December 31, 2020, the Company has not raised any proceeds under the $60 million ATM. Subsequent to December 31, 2020, through to April 22, 2021, the Company has raised $10.0 million and $9.7 million in gross and net proceeds, respectively by issuing 2,989,769 common shares. The remaining available proceeds through the $60 million ATM offering is $50.0 million as of April 22, 2021. Based on the share price of the Company of $3.15 per share as of April 22, 2021, it would have resulted in 15,880,072 new shares being issued, if fully utilizing the remaining balance available through the $60 million ATM.

Additional Paid-in Capital

Included in Additional Paid-in Capital is the Company’s Share Premium Fund as defined by Bermuda law. The Share Premium Fund cannot be distributed without complying with certain legal procedures designed to protect the creditors of the Company, including public notice to its creditors and a subsequent period for creditor notice of concern, regarding the Company’s intention, following shareholder approval, to transfer such funds to the Company’s Contributed Surplus Account and thereby make such funds available for distribution.

On November 20, 2019, at the Company’s Annual General Meeting, the shareholders voted to reduce the Share Premium Fund by the amount of about $103.4 million. The reduction in share premium did not result in a distribution to shareholders but rather, the surplus resulting from such reduction was credited to the Company's contributed surplus account. The legal procedures related to this reduction were finalized in December 2019 upon which the amount became eligible for distribution.

The Share Premium Fund was $38.5 million and $17.9 million as of December 31, 2020 and 2019, respectively. Credits and charges to Additional Paid in Capital were a result of the accounting for the Company’s share based compensation programs and issuance of shares.

Contributed Surplus Account

The Company’s Contributed Surplus Account as defined by Bermuda law, consists of amounts previously recorded as share premium, transferred to Contributed Surplus Account when resolutions are adopted by the Company’s shareholders to make Share Premium Fund distributable or available for other purposes. As indicated by the laws governing the Company, the Contributed Surplus Account can be used for dividend distribution and to cover accumulated losses from its operations.

The Company’s Board of Directors determined in 2019 to transfer $308.8 million from the Contributed Surplus Account to cover Accumulated Deficits incurred as of December 31, 2018. We refer to the information above related to the reduction of $103.4 million of the Share Premium Fund that was credited to the Company’s Contributed Surplus Account.

For the year ended December 31, 2020, the Company paid a dividend of $67.2 million that was charged with $27.7 million to the Contributed Surplus Account and the remaining portion was considered as Retained Earnings. In 2019, the Company paid a dividend of $14.3 million that was charged to the Contributed Surplus Account. The Company’s Contributed Surplus account was $539.5 million and $567.2 million per December 31, 2020 and 2019, respectively.

Shareholders’ Rights Plan

On June 16, 2017, the Board of Directors adopted a new shareholders’ rights agreement and declared a dividend of one preferred share purchase right to purchase one one-thousandth of a Series A Participating Preferred Share of the Company for each outstanding common share, par value $0.01 per share. The dividend was payable on June 26, 2017 to shareholders of record on that date. Each right entitles the registered holder to purchase from us one one-thousandth of a Series A Participating Preferred Share of the Company at an exercise price of $30.00, subject to adjustment. The Company can redeem the rights at any time prior to a public announcement that a person or group has acquired ownership of 15% or more of the Company’s common shares. As at December 31, 2020, no shares were issued pursuant to the plan.

This shareholders’ rights plan was designed to enable us to protect shareholder interests in the event that an unsolicited attempt is made for a business combination with, or a takeover of, the Company. Our shareholders’ rights plan is not intended to deter offers that the Board determines are in the best interests of our shareholders.